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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 11, 2000



                               ARADIGM CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   CALIFORNIA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



        0-28402                                       94-3133088
(COMMISSION FILE NO.)                       (IRS EMPLOYER IDENTIFICATION NO.)



                               3929 POINT EDEN WAY
                            HAYWARD, CALIFORNIA 94545
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (510) 265-9000



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

               10.28 Common Stock Purchase Agreement, dated as of November 3, 2000, by and between Aradigm Corporation and Acqua Wellington North American Equities Fund, Ltd.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       ARADIGM CORPORATION


Dated:  December 11, 2000        By:   /s/ Norman Halleen
                                       -----------------------------------------
                                       Norman Halleen

                               Title:  Vice President, Finance and
                                       Administration and Chief Financial
                                       Officer (Principal Financial and
                                       Accounting Officer)

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                                INDEX TO EXHIBITS


        10.28 Common Stock Purchase Agreement, dated as of November 3, 2000, by and between Aradigm Corporation and Acqua Wellington North American Equities Fund, Ltd.



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